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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 9, 2004



                                Team Health, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          Tennessee                     333-80337                 62-1562558
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                     1900 Winston Road, Knoxville, TN 37919
          (Address of Principal Executive Offices, including Zip Code)


                                 (865) 693-1000
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.

     Team Health, Inc. issued a press release announcing the extension of the consent date with respect to its tender offer for any and all of its $100.0 million aggregate principal amount of 12% Senior Subordinated Notes due 2009. A copy of the press release is attached hereto as Exhibit 99.1

     The information in the Current Report on Form 8-K, including the attached exhibit shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Team Health, Inc.
                                         (Registrant)


                                         /s/ Robert J. Abramowski
                                         -----------------------------------
Date: March 9, 2004                          Robert J. Abramowski
                                         Executive Vice President of Finance and
                                         Administration


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                                INDEX TO EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release issued by Team Health, Inc. on March 9, 2004.




                                               Contact:
                                               John D. Lovallo
                                               Ogilvy Public Relations Worldwide
                                               212-880-5216
                                               john.lovallo@ogilvypr.com




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